Exhibit 23.10


               CONSENT OF PERSON NAMED TO BECOME A DIRECTOR



     The undersigned hereby consents, pursuant to Rule 438 of the Securities Act of 1933, as amended, to the reference to him under the caption
"The Merger - Management and Operations After the Merger" in the Joint Proxy Statement and Prospectus, which is part of this Registration Statement on Form S-4 of South Alabama Bancorporation, Inc.

                                        John B. Barnett, Jr.
Monroeville, Alabama                    JOHN B. BARNETT, JR.
 September 3, 1996.




                                                              Exhibit 23.10


               CONSENT OF PERSON NAMED TO BECOME A DIRECTOR



     The undersigned hereby consents, pursuant to Rule 438 of the Securities Act of 1933, as amended, to the reference to him under the caption
"The Merger - Management and Operations After the Merger" in the Joint Proxy Statement and Prospectus, which is part of this Registration Statement on Form S-4 of South Alabama Bancorporation, Inc.

                                        John B. Barnett, III
Monroeville, Alabama                    JOHN B. BARNETT, III
 September 3, 1996.




                                                              Exhibit 23.10


               CONSENT OF PERSON NAMED TO BECOME A DIRECTOR



     The undersigned hereby consents, pursuant to Rule 438 of the Securities Act of 1933, as amended, to the reference to him under the caption
"The Merger - Management and Operations After the Merger" in the Joint Proxy Statement and Prospectus, which is part of this Registration Statement on Form S-4 of South Alabama Bancorporation, Inc.

                                        Haniel F. Croft
Monroeville, Alabama                    HANIEL F. CROFT
 September 3, 1996.